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                                   AMENDMENT NO. 1
                                          TO
                            PLEDGE AND SECURITY AGREEMENT

     This Amendment No. 1 (the "Amendment") is dated as of April 21, 1999 among 312 CERTIFICATE COMPANY, a Delaware corporation (the "Pledgor") and THE FIRST NATIONAL BANK OF CHICAGO, as Agent for the Cerfificateholders (as such term is defined below).

                                     WITNESSETH:

     WHEREAS, the Pledgor has executed that certain Pledge and Security Agreement dated as of April 24, 1998 in favor of the Agent (as amended from time to time, the "Agreement"); and

     WHEREAS, the Pledgor and the Agent desire to amend the Agreement in certain respects more fully described hereinafter,

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

     2.   AMENDMENTS TO THE AGREEMENT.

     2.1 Section 1(a) of the Agreement shall be amended to read in its entirety as follows:

          "(a) all personal property of the Pledgor, including, without limitation, all "Securities" and all rights under "Permitted Hedging Transactions" (each as defined in the Investment Management Agreement), the Swap Agreement and any other investment property, loans, chattel paper, general intangibles and instruments;"

     2.2 The first sentence of Section 2 of the Agreement shall be amended to read in its entirety as follows:

          "This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Face Amount Certificate, the Face Amount Certificate Agreement and the Secured Hedging Transactions, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the "Obligations")."


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     3.   REPRESENTATIONS AND WARRANTIES. In order to induce the Agent to enter into this Amendment, the Pledgor hereby represents and warrants that the representations and warranties set forth in Section 5 of the Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof.

     4. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Pledgor, (ii) counterparts of the amendment to the Liquidity Agreement duly executed by the parties thereto, and (iii) such other documents as the Agent may request.

     5. RATIFICATION. The Agreement as amended hereby, is hereby ratified, approved and confirmed in all respects.

     6. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof', or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor and the Agent have executed this Amendment as of the date first above written.

                                             312 CERTIFICATE COMPANY

                                             By: /s/ William D. Morris
                                                --------------------------
                                                Name:  William D. Morris
                                                Title: CEO


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Agent

                                             By: /s/ Stephanie Wolf
                                                --------------------------
                                                Name:  Stephanie Wolf
                                                Title: First Vice President


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